Exhibit 99.7

SUBORDINATION AGREEMENT

This Subordination Agreement (“Agreement”), dated as of ___________, 2020, is by and among THE SINGING

MACHINE COMPANY, INC., a Delaware corporation whose address is 6301 N.W. 5th Way, Suite 2900, Ft. Lauderdale, Florida 33309 (“Borrower”), STARLIGHT MARKETING DEVELOPMENT LTD., a foreign entity, organized under the laws of Hong Kong Special Administrative Region of the People’s Republic of China (“Subordinating Creditor”) and CRESTMARK, A DIVISION OF METABANK, NATIONAL ASSOCIATION (“Crestmark”).

Background

A.	Borrower and Crestmark have entered into, or intend to enter into, a Loan and Security Agreement, dated as of ________, 2020 (such Loan and Security Agreement and all related agreements are collectively referred to as the “Crestmark Documents”), pursuant to which Crestmark agreed to advance funds to Borrower from time to time. The indebtedness evidenced by the Crestmark Documents and any other indebtedness incurred by Borrower in favor of Crestmark is referred to as the “Senior Indebtedness”. Pursuant to the terms of the Crestmark Documents, the obligations of Borrower under the Crestmark Documents are secured by, among other things, a pledge by Borrower of all of its right, title and interest in and to all of their then existing and future acquired assets (the “Collateral”). Borrower agreed, pursuant to the Crestmark Documents, until all of the Obligations (as defined therein) are paid in full, to keep all of the Collateral free and clear of all liens or claims, except the security interest of Crestmark or as otherwise set forth therein.

B.	Borrower is indebted to Subordinating Creditor pursuant to one or more notes payable (“Junior Indebtedness”).

C.	Subordinating Creditor is financially interested in Borrower and desires to aid Borrower in obtaining financing.

D.	Crestmark is willing to lend sums to Borrower provided Borrower and Subordinating Creditor comply with all of the terms and conditions of this Agreement.

Agreement

In consideration of the mutual promises and covenants in this Agreement, the parties agree as follows:

1.	Subordination of the Junior Indebtedness. Except as permitted in Section 21 until, (a) all of the Senior Indebtedness, and all liability of Borrower to Crestmark, now existing or hereafter created shall be indefeasibly paid in full and discharged (including all interest, collection expenses, and reasonable attorneys’ fees as further specified in the Crestmark Documents), and (b) Subordinating Creditor shall receive written notice thereof from Crestmark, no payment shall be accepted from or required by Subordinating Creditor of Borrower as to any of the Junior Indebtedness. Any payment made by Borrower to Subordinating Creditor, whether such payment be in cash or otherwise, shall constitute a Default under the Crestmark Documents.

2.	Subordination of Lien. Subordinating Creditor, notwithstanding the order of attachment or perfection of its security interests in the assets of the Borrower, subordinates to Crestmark any and all security interests which Subordinating Creditor now has or in the future may have in the Collateral together with all products and proceeds thereof. Subordinating Creditor further agrees that it will not enforce or assert any of its rights or security interests in or in any other manner interfere with Crestmark’s security interests in the Collateral, unless and until Crestmark has advised Subordinating Creditor, in writing, that Borrower has indefeasibly paid in full and discharged all of the Senior Indebtedness owing to Crestmark. Subordinating Creditor specifically agrees that it will not, prior to the satisfaction of the conditions set forth in the preceding sentence, seek to foreclose on any Collateral, demand or accelerate any indebtedness owing to Subordinating Creditor, assert any set-off or counterclaim, or notify account debtors of Subordinating Creditor’s security interest in the proceeds of the Collateral, if any. Until Subordinating Creditor receives written notice from Crestmark that the Senior Indebtedness has been indefeasibly paid in full and discharged, Subordinating Creditor (i) will not assert any claim for marshalling of Borrower’s assets, (ii) consents to the collection or sale of the Collateral by Crestmark free and clear of Subordinating Creditor’s security interest, and (iii) without the necessity of demand or request by Crestmark, Subordinating Creditor will turn or pay over to Crestmark any money or the proceeds of any Collateral coming into Subordinating Creditor’s possession, custody or control. At the request of Crestmark, Subordinating Creditor agrees that it will take any and all such action as Crestmark may request to facilitate the collection or sale of any Collateral by Crestmark or Borrower, including without limitation, the termination of Subordinating Creditor’s security interest in any such Collateral. Subordinating Creditor consents to any and all dispositions of the Collateral now or hereafter made by Crestmark and waives any claims contesting the commercial reasonableness of any sales. Subordinating Creditor acknowledges that the intent of this paragraph is to place Crestmark in the same position as if the Collateral was not subject to Subordinating Creditor’s security interest, and agrees that it will assert no claims against Crestmark with respect to the Collateral.

3.	Receipt of Payments. In the event Subordinating Creditor shall receive payment (in cash or otherwise) from Borrower or any account debtor of Borrower in violation of the law or this Agreement, Subordinating Creditor shall (i) be liable and accountable to Crestmark for any such payment, (ii) be deemed to have received such payment in trust for the use and benefit of Crestmark, (iii) not commingle the same with any other funds and (iv) immediately pay over and deliver such payment to Crestmark, to be applied upon the Senior Indebtedness of Borrower to Crestmark if in cash, and if in form other than cash, then as the same is converted into cash. Subordinating Creditor hereby irrevocably appoints Crestmark (including any of their officers or employees) as attorney in fact for Subordinating Creditor, such appointment being deemed coupled with an interest, with full power to make any endorsement Crestmark deems reasonably necessary to effect the foregoing, and with full power of substitution.

4.	Survival. This Agreement shall survive and remain in full force and effect in the event of any administration of the property and/or affairs of Borrower arising from any assignment for the benefit of creditors, bankruptcy, receivership, liquidation or other like proceedings. No delay, forbearance, or omission by Crestmark in the exercise of any right or power accruing to it upon any default in the performance hereof by the other parties hereto shall impair any such right or power of Crestmark or shall be construed to be a waiver of any such default or acquiescence therein. Possession by Crestmark of any note or other evidence of indebtedness made, endorsed or guaranteed by Borrower shall be conclusive evidence (but not the only means of establishing) that Borrower is indebted to Crestmark and that the indebtedness is covered by this Agreement. This Agreement shall continue in full force and effect and Crestmark may make advancements of credit to Borrower under the Crestmark Documents or otherwise in reliance upon this Agreement, until terminated as otherwise provided herein. Thereafter, this Agreement shall nevertheless remain in full force and effect with respect to the Senior Indebtedness and the Junior Indebtedness, and Crestmark may continue to grant to Borrower renewals and/or extensions of time, and may otherwise proceed in their sole discretion in the enforcement of the Senior Indebtedness.

5.	Amount of Debt. The amount set opposite the signature of Subordinating Creditor below represents all of the amounts currently owing by Borrower to the Subordinating Creditor. Subordinating Creditor is the sole owner of the Junior Indebtedness.

6.	Subrogation. Until the Senior Indebtedness is indefeasibly paid in full (i) Subordinating Creditor shall not exercise any rights of subrogation, and (ii) Subordinating Creditor transfers and assigns to Crestmark, as collateral security for any and all obligations of Borrower to Crestmark, the right to enforce the Junior Indebtedness and all of the claims or demands of Subordinating Creditor against Borrower, with full right on the part of Crestmark, in their own name or in the name of Subordinating Creditor, to collect and enforce said claims, by suit, proof of debt in bankruptcy, or other liquidation proceedings, or otherwise. Any proceedings shall be at the sole discretion of Crestmark, and Crestmark has no obligation to Subordinating Creditor to take any steps with regard to these claims or demands, or the Junior Indebtedness, or any collateral or other security for the Junior Indebtedness.

7.	Cumulative Rights. Upon any default or breach of this Agreement by Subordinating Creditor or Borrower, Crestmark shall have all of the rights and remedies available at law or equity, including those of a secured creditor under the Michigan Uniform Commercial Code, as amended from time to time. This Agreement and the rights of the parties hereto, are in addition to, and not in lieu of, any other rights or remedies available to the parties.

8.	Consents. This Agreement and its terms shall in no way be affected or impaired by, and Subordinating Creditor hereby irrevocably consents to, without notice: (a) any increase in the Senior Indebtedness; (b) any amendment, alteration, extension, renewal, waiver, indulgence or other modification of the Crestmark Documents; (c) any settlement or compromise in connection with the Crestmark Documents or Senior Indebtedness; (d) any substitution, exchange, release or other disposition of all or any part of the Crestmark Documents or Senior Indebtedness; (e) any failure, delay, neglect, act or omission by Crestmark to act in connection with the Crestmark Documents or Senior Indebtedness; (f) any advances for the purpose of performing or curing any term or covenant contained in the Crestmark Documents, or with respect to the Senior Indebtedness to which Borrower shall be or would otherwise be in default; and (g) any other matter whether similar or dissimilar to the foregoing. The obligations and agreements of Subordinating Creditor shall be unconditional, notwithstanding any defect in the genuineness, validity, regularity or enforceability of the Senior Indebtedness or the Crestmark Documents or any other circumstances which might otherwise constitute a legal or equitable discharge or a defense to Subordinating Creditor.

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9.	Insurance Proceeds. Proceeds of the Collateral include insurance proceeds, and therefore, notwithstanding anything contained in any other agreements, the priorities set forth herein shall govern the ultimate disposition of casualty insurance proceeds. Crestmark, as the holder of a senior security interest on the Collateral shall have the sole and exclusive right to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of the Collateral. All proceeds of insurance shall inure to Crestmark to the extent of the Senior Indebtedness, and Subordinating Creditor shall fully cooperate in effecting the payment of insurance proceeds to Crestmark. In the event Crestmark, in its sole discretion or pursuant to an agreement with Borrower, permits the Borrower to utilize the proceeds of insurance to replace the Collateral, the consent of Crestmark thereto shall be deemed to include the consent of Subordinating Creditor.

10.	Waivers. Subordinating Creditor hereby waives: (a) notice of any of the events set forth in Section 8; (b) notice of the creation of all or any portion of the Senior Indebtedness or an increase in the Senior Indebtedness; (c) presentment and demand for payment of any Senior Indebtedness of Borrower, notice of nonperformance, protest, notice of protest, and notice of dishonor or default in connection with any Senior Indebtedness; (d) all other notices to which Subordinating Creditor might otherwise be entitled; (e) any defense arising by reason of any disability or other defense of Borrower; (f) any right to cause a marshalling of Borrower’s assets; (g) any right to require Crestmark to proceed against any person, including without limit Borrower or guarantor; (h) any right to require Crestmark to proceed against or exhaust any of Borrower’s, guarantor’s or any other person’s security; and (i) any right to require Crestmark to pursue any other remedy in Crestmark’ power. Subordinating Creditor acknowledges and agrees that the rights of Crestmark under this Agreement are not conditioned upon pursuit by Crestmark of any remedy Crestmark may have against Borrower or guarantor or any other Person or any other security. No waiver or modification of any rights of Crestmark under this Agreement shall be effective unless the waiver or modification shall be in writing and signed by an authorized officer on behalf of Crestmark, and each waiver or modification shall be a waiver or modification only with respect to the specific matter to which the waiver or modification relates and shall in no way impair the rights of Crestmark or the obligations of Subordinating Creditor to Crestmark in any other respect.

11.	Non-Reliance. Subordinating Creditor delivers this Agreement based solely on Subordinating Creditor’s independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by Crestmark. Subordinating Creditor assumes full responsibility for obtaining any further information concerning Borrower’s financial condition, the status of the Senior Indebtedness or any other matter which Subordinating Creditor may deem necessary or appropriate now or later. Subordinating Creditor waives any duty on the part of Crestmark, and agrees that Subordinating Creditor is not relying upon nor expecting Crestmark to disclose to Subordinating Creditor any fact now or later known by Crestmark, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Senior Indebtedness, the occurrence of any default with respect to the Senior Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Subordinating Creditor’s risk or Subordinating Creditor’s rights against Borrower. Subordinating Creditor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes, without limit, the possibility that Crestmark may demand repayment of the Senior Indebtedness at any time and that Borrower may incur Senior Indebtedness to Crestmark after the financial condition of Borrower, or its ability to pay Borrower’s debts as they mature, has deteriorated.

12.	Aqreement/Choice of Laws. All parties hereto have the authority to enter into this Agreement and the execution of this Agreement has been duly authorized. This Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. This Agreement shall be construed according to the laws of the State of Michigan (irrespective of the state’s choice of law rules).

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13.	Notice. Subordinating Creditor agrees, covenants and acknowledges that in the event of any default of Borrower to Subordinating Creditor on the Junior Indebtedness to give prompt written notice thereof to Crestmark at 5480 Corporate Drive, Suite 350, Troy, Ml 48098, Attn: Chief Credit Officer, or to such other address that Crestmark shall advise in writing.

14.	Voidable Payments. If after receipt of any payment of all or any part of the Senior Indebtedness, Crestmark is for any reason compelled to surrender the payment to any person or entity, because the payment is determined to be void or voidable as a preference, impermissible setoff, diversion of trust funds or for any other reason, then to the extent of that payment, the Senior Indebtedness shall be automatically revived and the rights of Crestmark under this Agreement shall be automatically continued in effect without reduction or discharge for that payment, and this Agreement shall automatically continue in full force notwithstanding any contrary action which may have been taken by Crestmark in reliance upon that payment (including, without limit, surrender or termination of this Agreement) and any contrary action so taken shall be without prejudice to rights of Crestmark under this Agreement and shall be deemed to have been conditioned upon that payment having become final and irrevocable.

15.	Indemnification. Subordinating Creditor hereby assumes responsibility and liability for, and hereby holds harmless and indemnifies Crestmark from and against, any and all losses, damages, costs and expenses, including reasonable attorney fees, incurred or suffered, directly or indirectly, by Crestmark which arise in whole or in part from any breach of this Agreement by Subordinating Creditor.

16.	Severability. If any provision of this Agreement is in conflict with any statute or rule of law or is otherwise unenforceable for any reason, then that provision shall be deemed null and void to the extent of the conflict or unenforceability and shall be deemed severable, but shall not invalidate any other provision of this Agreement.

17.	Counterparts. This Agreement may be executed in several counterparts, and each executed counterpart shall constitute an original instrument, but such counterparts shall together constitute but one and the same instrument.

18.	Binding Effect. Subordinating Creditor waives notice of acceptance by Crestmark of this Agreement and this Agreement is immediately binding upon Subordinating Creditor. This Agreement constitutes a continuing agreement of subordination even though at times Borrower may not be indebted to Crestmark. Subordinating Creditor acknowledges that the aforesaid Crestmark Documents contemplates advances of funds and other sums being advanced, from time to time thereunder, which may be mandatory or discretionary, and that the first, valid and prior interest of Crestmark herein granted, subordinated to and hereinafter warranted shall remain notwithstanding the repayment, in whole or in part, of the Senior Indebtedness outstanding from time to time, until termination of the entire relationship between Borrower and Crestmark, and receipt of notice by Subordinating Creditor as hereinabove contemplated.

19.	Waiver of Jury Trial. BORROWER AND SUBORDINATING CREDITOR DO EACH KNOWINGLY AND VOLUNTARILY AND INTELLIGENTLY WAIVE THEIR CONSTITUTIONAL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM, DISPUTE, CONFLICT OR CONTENTION, IF ANY, AS MAY ARISE UNDER THIS AGREEMENT, AND AGREE THAT ANY LITIGATION BETWEEN THE PARTIES CONCERNING THIS AGREEMENT SHALL BE HEARD BY A COURT OF COMPETENT JURISDICTION SITTING WITHOUT A JURY. BORROWER AND SUBORDINATING CREDITOR HEREBY CONFIRM TO CRESTMARK THAT THEY HAVE REVIEWED THE EFFECT OF THIS WAIVER OF JURY TRIAL WITH COMPETENT LEGAL COUNSEL OF THEIR CHOICE, OR HAVE BEEN AFFORDED THE OPPORTUNITY TO DO SO, PRIOR TO SIGNING THIS AGREEMENT AND EACH ACKNOWLEDGE AND AGREE THAT CRESTMARK IS RELYING UPON THIS WAIVER IN EXTENDING THE LOAN TO BORROWER.

20.	Consent to Jurisdiction. BORROWER AND SUBORDINATING CREDITOR HEREBY WAIVE ANY PLEA OF JURISDICTION OR VENUE ON THE GROUND THAT SUCH BORROWER OR SUBORDINATING CREDITOR IS NOT A RESIDENT OF OAKLAND COUNTY, MICHIGAN, AND HEREBY SPECIFICALLY AUTHORIZE ANY ACTION BROUGHT TO ENFORCE BORROWER’S OR SUBORDINATING CREDITOR’S OBLIGATIONS TO CRESTMARK TO BE INSTITUTED AND PROSECUTED IN EITHER THE CIRCUIT COURT OF OAKLAND COUNTY OR A DISTRICT COURT WITHIN THE BOUNDARIES OF OAKLAND COUNTY, AS APPROPRIATE, OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MICHIGAN AT THE ELECTION OF CRESTMARK, AND BORROWER AND SUBORDINATING CREDITOR HEREBY SUBMIT TO THE JURISDICTION OF SUCH COURT.

21.	Permitted Payments. Notwithstanding anything contained herein to the contrary, Crestmark agrees that Subordinating Creditor may, until further notice from Crestmark, receive payments of principal and interest on the Junior Indebtedness to the extent of future profits, as and when due, but without acceleration or prepayment thereof for any reason, until (i) a Default has occurred under the Crestmark Documents, and (ii) Subordinating Creditor has received notice of the occurrence of the Default at which time Subordinating Creditor may no longer receive payments from Borrower. In no event, however, shall Subordinating Creditor make any demand or claim against Borrower for any sums due in excess of the payments permitted above until all Senior Indebtedness now existing or hereafter created is indefeasibly paid in full in cash.

22.	Joint and Several Liability. The term “Subordinating Creditor” or “Borrower” as used in this Agreement shall, if this instrument is signed by more than one party as a Subordinating Creditor or Borrower, mean respectively Subordinating Creditor and Borrower and each of them, jointly and severally.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

STARLIGHT MARKETING DEVELOPMENT LTD	THE SINGING MACHINE COMPANY, INC.

By:	By:

Name:	Name:	Gary Atkinson

Title:	Title:	CEO

Date:	Date:

Principal Amount Due Under the Junior Indebtedness: $802,659.00

Crestmark, a division of MetaBank, National Association

By:

Name:

Title:

Date:

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